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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        _________________________________

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 18, 2004



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                 1-6140                                     71-0388071
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        (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                               72201
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99      Press Release dated August 18, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 18, 2004, the registrant issued a press release announcing its financial results for the 13 and 26 weeks ended July 31, 2004. A copy of the press release is furnished as Exhibit 99.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: August 18, 2004                      By:    James I. Freeman
                                            --------------------------------
                                            Name:  James I. Freeman
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                Description
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   99                      Press Release dated August 18, 2004.